Exhibit 99.1

TALOS ENERGY ANNOUNCES FINALIZATION OF THE ZAMA UNITIZATION PROCESS

Houston, Texas, March 28, 2022 – Talos Energy Inc. (“Talos” or the “Company”) (NYSE: TALO) announced today that it has received the final Unitization Resolution (“UR”) from Mexico’s Ministry of Energy (“SENER”) regarding the development of the Zama field in offshore Mexico. Among other things, the UR affirms the appointment of Petróleos Mexicanos (“Pemex”) as operator of the unit. Unitization of the Zama field was required after determination that the field is located within both the Talos-operated Block 7 and an adjacent Pemex-operated block and provides for joint development of the entire reservoir instead of each party developing its own block.

Talos will maintain a 17.35% participating interest in the Zama field, and the Company anticipates submission of a Unit Development Plan for approval by the working interest partners within 6-12 months, a critical step before the parties can make a Final Investment Decision (“FID”) in 2023. Talos will participate in activities related to reaching FID, while also continuing to evaluate various strategic and legal options. The Company does not expect any material changes to its 2022 capital expenditures guidance as a result of the issuance of the UR.

Talos, as operator and 35% partner in the Block 7 lease, discovered the Zama field in 2017 as the first private sector consortium to enter Mexico following the country’s major energy reforms. Zama was subsequently named the 2017 Global Discovery of the Year by Wood Mackenzie, and the field was fully appraised by mid-2019. An independent third-party reserves auditor estimated the discovered recoverable resource volumes to be between approximately 735 – 950 million barrels of oil equivalent, and Zama could produce over 160,000 barrels of oil equivalent per day once fully developed. Talos has invested approximately $104 million in Zama since 2015 and these past investments are subject to cost recovery under the Production Sharing Contract.

Talos President and Chief Executive Officer Timothy S. Duncan stated: “We are very proud of our operational leadership in Mexico’s private energy sector and of our accomplishments thus far with our world-class Zama discovery. We are disappointed that despite our consistent track record of success, safety and progress we were not provided the opportunity to retain our role as operator for the benefit of the project. However, we understand how important accelerated first oil from Zama is for the Mexican energy sector and all of the Company’s stakeholders and we will work with the urgency required to finalize the Unit Development Plan so FID can be reached.”

ABOUT TALOS ENERGY

Talos Energy (NYSE: TALO) is a technically driven independent exploration and production company focused on safely and efficiently maximizing long-term value through its operations, currently in the United States and offshore Mexico, both upstream through oil and gas exploration and production and downstream through the development of future carbon capture and storage opportunities. As one of the Gulf of Mexico’s largest public independent producers, we leverage decades of technical and offshore operational expertise towards the acquisition, exploration and development of assets in key geological trends that are present in many offshore basins around the world. With a focus on environmental stewardship, we are also utilizing our expertise to explore opportunities to reduce industrial emissions through our carbon capture and storage initiatives along the U.S. Gulf Coast and Gulf of Mexico. For more information, visit www.talosenergy.com.

MEDIA CONTACT

Jorge Padilla

+52.55.2253.7955

jorge.a.padilla@fticonsulting.com

INVESTOR RELATIONS CONTACT

Sergio Maiworm +1.713.328.3008

investor@talosenergy.com

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

This communication may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this communication, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this communication, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “forecast,” “may,” “objective,” “plan” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002

We caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, the Unit Development Plan and the results following its submission, as it relates to the Company’s FID, the timing of, financing for, and ultimate success of the development of the Zama field without Talos as operator, commodity price volatility, including the sharp decline in oil prices beginning in March 2020, the impact of the coronavirus disease 2019 (“COVID-19”) and governmental measures related thereto on global demand for oil and natural gas and on the operations of our business, the ability or willingness of the Organization of Petroleum Exporting Countries (“OPEC”) and non-OPEC countries, such as Saudi Arabia and Russia, to set and maintain oil production levels and the impact of any such actions, lack of transportation and storage capacity as a result of oversupply, government regulations and actions or other factors, inflation, lack of availability of drilling and production equipment and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, the possibility that the anticipated benefits of recent acquisitions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of such acquisitions, and other factors that may affect our future results and business, generally, including those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 25, 2022.

Should one or more of these risks occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, to reflect events or circumstances after the date of this communication.

CAUTIONARY NOTE TO INVESTORS

The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms. In this communication, the Company uses certain broader terms such as “recoverable resource volumes” that the SEC’s guidelines strictly prohibit the Company from including in filings with the SEC. These types of estimates do not represent, and are not intended to represent, any category of reserves based on SEC definitions, are by their nature more speculative than estimates of proved, probable and possible reserves and do not constitute “reserves” within the meaning of the SEC’s rules. These estimates are subject to greater uncertainties, and accordingly, are subject to a substantially greater risk of actually being realized. Investors are urged to consider closely the disclosures and risk factors in the reports the Company files with the SEC.

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002